Exhibit 32.1

                  Flexpoint Sensor Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Flexpoint Sensor Systems, Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   March 30, 2005             /s/ Clark M. Mower
                                   _______________________________________
                                   Clark M. Mower
                                   Chief Executive Officer

                                   /s/ John A. Sindt
                                   ___________________________________
                                   John A. Sindt
                                   Principal Financial Officer